                                                                    Exhibit 24.2

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                              /s/ James R. Baker
                                                           ------------------
                                                                 James R. Barker

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                   /s/ Edward H. Budd
                                                   ------------------
                                                   Edward H. Budd

                                POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

         NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                   /s/ Richard L. Carrion
                                                   ----------------------
                                                   Richard L. Carrion

                                POWER OF ATTORNEY

     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                    /s/ Robert F. Daniell
                                                    ---------------------
                                                    Robert F. Daniell

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

         NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                   /s/ Helene L. Kaplan
                                                   --------------------
                                                   Helene L. Kaplan

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                   /s/ Charles R. Lee
                                                   ------------------
                                                   Charles R. Lee

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                     /s/ Sandra O. Moose
                                                     -------------------
                                                     Sandra O. Moose

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                     /s/ Joseph Neubauer
                                                     -------------------
                                                     Joseph Neubauer

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                  /s/ Thomas H. O'Brien
                                                  ---------------------
                                                  Thomas H. O'Brien

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                              /s/ Russell E. Palmer
                                              ---------------------
                                              Russell E. Palmer

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                       /s/ Hugh B. Price
                                                       -----------------
                                                       Hugh B. Price

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                  /s/ Ivan G. Seidenberg
                                                  ----------------------
                                                  Ivan G. Seidenberg

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                     /s/ Walter V. Shipley
                                                     ---------------------
                                                     Walter V. Shipley

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                    /s/ John W. Snow
                                                    ----------------
                                                    John W. Snow

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                    /s/ John R. Stafford
                                                    --------------------
                                                    John R. Stafford

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                 /s/ Robert D. Storey
                                                 --------------------
                                                 Robert D. Storey

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                 /s/ Frederic V. Salerno
                                                 -----------------------
                                                 Frederic V. Salerno

                                POWER OF ATTORNEY


     WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 (the "Registration Statement") relating to $2,000,000,000 aggregate principal amount of debt securities of Verizon Global Funding Corp. and the related support obligations of the Company to be issued upon the receipt by and surrender to Verizon Global Funding Corp. of an equivalent amount of previously privately placed debt securities.

     NOW, THEREFORE, the undersigned appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of September, 2001.



                                                   /s/ Lawrence R. Whitman
                                                   -----------------------
                                                   Lawrence R. Whitman